Exhibit 32.1

CERTIFICATIONS

PURSUANT TO SECTION 906

OF

THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C SECTION 1350)

The undersigned, as the Chief Executive Officer of Logility, Inc., certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-K for the fiscal year ended April 30, 2006 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Logility, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

This 13th day of July, 2006	By:	/s/ J. MICHAEL EDENFIELD
J. Michael Edenfield Chief Executive Officer

The undersigned, as the Chief Financial Officer of Logility, Inc., certifies that, to the best of his knowledge and belief, the Annual Report on Form 10-K for the fiscal year ended April 30, 2006 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Logility, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

This 13th day of July, 2006	By:	/s/ VINCENT C. KLINGES
Vincent C. Klinges Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Logility, Inc. and will be retained by Logility, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The information in this Exhibit 32.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.